Exhibit 10.23

FIRST AMENDMENT TO

ESI EXCESS PENSION PLAN, 2008 RESTATEMENT

This First Amendment to the ESI Excess Pension Plan, 2008 Restatement ("Plan") is adopted by ITT Educational Services, Inc. ("ITT ESI").

Recitals

A.	ITT ESI originally established the Plan in June of 1998.
B.	The Plan was restated in its entirety, effective as of January 1, 2008.
C.	ITT ESI now wishes to amend the Plan further.

Amendment

Effective January 1, 2008, Section 4.02 of the Plan is amended as follows:

Section 4.02.	Form and Timing of Payment.

(a)          A Member's benefit will be paid in the form of a lump sum cash payment.

(b)          Except as provided in Subsections (c) and (d), a Member's benefit under the Plan will be paid within sixty (60) days following the Member's Separation From Service.

(c)          If a Member is a Specified Employee on the date of his Separation From Service, then except as provided in Section 4.03, the Member's benefit will be paid on the first day that is six (6) months after the date on which the Member's Separation From Service occurs.

(d)          If a Member's Separation From Service occurred prior to January 1, 2008, and payment of the Member's benefit under the Plan did not occur or commence by December 31, 2007, then the Member's benefit under the Plan will be paid on April 1, 2009.

This First Amendment to ESI Excess Pension Plan, 2008 Restatement is executed on behalf of ITT Educational Services, Inc. by its duly authorized officer this 26th day of June, 2008.

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Nina Esbin
(Signature)

Nina Esbin
(Printed)

Sr. Vice President Human Resources
(Title)